                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                    THE MEXICO EQUITY AND INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    THE MEXICO EQUITY AND INCOME FUND, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000

                                                              September 29, 1995

Dear Stockholders:

     The Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at 11:00 A.M. on Wednesday, November 8, 1995, at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

     At the Annual Meeting, the stockholders will (i) elect one Class I director of the Fund and two Class II directors of the Fund, (ii) ratify or reject the selection of Price Waterhouse LLP as independent public accountants of the Fund, and (iii) transact such other business as may properly be brought before the meeting. In addition, the stockholders present will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

     The Board recommends that the stockholders vote in favor of each of proposals (i) and (ii) above.

                                          Respectfully,

                                          /s/ ALAN H. RAPPAPORT
                                          -----------------------------------
                                          Alan H. Rappaport
                                          President and Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on November 8, 1995

To the Stockholders of
The Mexico Equity and Income Fund, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") will be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Wednesday, November 8, 1995 at 11:00 A.M., New York time, for the following purposes:

     1. To elect one Class I director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 1997 and two Class II directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 1998.

     2. To ratify or reject the selection of Price Waterhouse LLP as independent public accountants of the Fund for its fiscal year ending July 31, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 13, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,
                                          ROBERT A. BLUM
                                          Secretary

     September 29, 1995

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE MEXICO EQUITY AND INCOME FUND, INC. (the "Fund"), for use at the Annual Meeting of Stockholders, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Wednesday, November 8, 1995 at 11:00 A.M., New York time, and at any adjournments thereof.

     This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 29, 1995. Any stockholder giving a proxy has the power to revoke it by mail (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

     THE FUND WILL FURNISH WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 1995 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR A COPY OF THE FUND'S ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE MEXICO EQUITY AND INCOME FUND, INC., C/O OPPENHEIMER & CO., INC., 200 LIBERTY STREET, NEW YORK, NEW YORK 10281 OR BY CALLING (800) 421-4777 OR (212) 667-7000.

     The Board of Directors has fixed the close of business on September 13, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 11,825,273 shares of common stock. To the knowledge of the Fund's management, there were no persons who owned beneficially more than 5% of the Fund's outstanding shares as of September 20, 1995.

     Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of the Annual Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of the Annual Meeting.

                           (1)  ELECTION OF DIRECTORS

     Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund,

     CLASS I                CLASS II
------------------    --------------------
Alan H. Rappaport     Carroll W. Brewster
                         Sol Gittleman

to serve for terms expiring on the date of the Annual Meeting of Stockholders held, in the case of Class I, in 1997 and, in the case of Class II, in 1998, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a plurality of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

     In February, 1995, Mr. Antonio S. Fernandez resigned as a director and the Chairman of the Fund's Board of Directors. At the time of Mr. Fernandez's resignation, the Board elected Mr. Rappaport as a director and Chairman to fill the vacancy created by the resignation of Mr. Fernandez. Mr. Fernandez had served as a Class I director and Mr. Rappaport is therefore standing for election as a Class I director. Although the term of the Fund's Class I directors does not expire until the date on which the annual meeting of stockholders is held in 1997, Maryland law and the Fund's By-laws require a director elected by the Board of Directors to fill a vacancy to stand for election at the next annual meeting of stockholders.

INFORMATION CONCERNING NOMINEES, MEMBERS OF THE BOARD OF DIRECTORS AND OFFICERS OF THE FUND

     The following table sets forth information concerning each of the nominees as a director of the Fund, each of the Fund's current directors and each of the Fund's officers. Each of the nominees is now a director of the Fund.

                                  PRINCIPAL OCCUPATION OR                            SHARES
                                     EMPLOYMENT DURING                            BENEFICIALLY
     NAME AND ADDRESS               PAST FIVE YEARS AND             POSITION          OWNED       PERCENT
  OF NOMINEE OR DIRECTOR              DIRECTORSHIPS IN              WITH THE      SEPTEMBER 13,     OF
           (AGE)                  PUBLICLY HELD COMPANIES             FUND           1995(1)       CLASS
---------------------------   --------------------------------   ---------------  -------------   -------
* Alan H. Rappaport (42)      Executive Vice President (since    President since       2,571         (2)
 World Financial Center       1994) and Managing Director        1991, Director
 200 Liberty Street           (since 1986), Oppenheimer & Co.,   and Chairman of
 New York, New York           Inc.; President and Director,      the Board since
 10281                        Advantage Advisers, Inc. (since    1995
                              1993); Executive Vice President,
                              Advantage Advisers, Inc.
                              (1990-1993); Chairman of the
                              Board and Director, The Asia
                              Tigers Fund, Inc., The India
                              Fund, Inc., The Czech Republic
                              Fund, Inc., The Emerging Markets
                              Income Fund II Inc. and The
                              Emerging Markets Floating Rate
                              Fund Inc.; President and
                              Director, Global Partners Income
                              Fund, Inc., The Emerging Markets
                              Income Fund, Inc.; Director,
                              Xiosinvest Management Co., S.A.;
                              Member, New York Stock Exchange
                              Advisory Committee on
                              International Capital Markets.

 Carroll W. Brewster (59)     Executive Director, Hole in the    Director since         None         --
 126 Lounsbury Road           Wall Gang Fund, Inc. (not-for-     1991
 Ridgefield, Connecticut      profit charitable organization)
 06877                        (since July 1991); President,
                              Hobart & William Smith Colleges
                              (1982-1991).

 Sol Gittleman (61)           Senior Vice President and          Director since         None         --
 Ballou Hall                  Provost, Tufts University.         1990
 Tufts University
 Medford, Massachusetts
 02155

                                  PRINCIPAL OCCUPATION OR                            SHARES
                                     EMPLOYMENT DURING                            BENEFICIALLY
     NAME AND ADDRESS               PAST FIVE YEARS AND             POSITION          OWNED       PERCENT
  OF NOMINEE OR DIRECTOR              DIRECTORSHIPS IN              WITH THE      SEPTEMBER 13,     OF
           (AGE)                  PUBLICLY HELD COMPANIES             FUND           1995(1)       CLASS
---------------------------   --------------------------------   ---------------  -------------   -------
* Frederick M. Bohen (58)     Director, Oppenheimer & Co.,       Director since        1,333         (2)
 One Fifth Avenue             Inc. (since 1993); Executive       1990
 Apt. 26A                     Vice President, Rockefeller
 New York, New York           University (since 1990; Senior
 10003                        Vice President, Brown University
                              (1985-1990); Director, Apache
                              Corporation (energy exploration,
                              development, production and
                              marketing) (since 1981);
                              Director, Student Loan Marketing
                              Association (since 1984).

   Dr. Luis Rubio (40)        President, Centro de               Director since         None         --
   Jaime Balme No. 11         Investigacion para el Desarrollo   1990
   Edificio D, Piso 2         A.C. (Center of Research for
   Polanco Los Morales        Development); Director, Banco
   11510 Mexico               Nacional de Mexico S.A.
                              (September 1991 to April 1,
                              1993); Director of The Czech
                              Republic Fund, Inc. (since
                              1994).

 Robert A. Blum (35)          Managing Director, Oppenheimer &   Secretary since        None         --
 World Financial Center       Co., Inc. (1994-Present); Senior   1995
 200 Liberty Street           Vice President, Oppenheimer &
 New York, New York           Co., Inc. (1992-1994); Vice
 10281                        President, Oppenheimer & Co.,
                              Inc. (1989-1992); Associate,
                              Fulbright & Jaworski
                              (1984-1989); Director and
                              Assistant Secretary of The India
                              Fund, Inc.; Assistant Secretary,
                              The Asia Tigers Fund, Inc. and
                              The Czech Republic Fund, Inc.
 Dennis Feeney (43)           Executive Vice President (since    Treasurer since        None         --
 World Financial Center       1995), Chief Financial Officer     1991
 200 Liberty Street           (since 1994), Controller (since
 New York, New York           1986), Oppenheimer & Co., Inc.
 10281

All directors and                                                                    3,904         (2)
officers as a group

---------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors and officers or based on filings made with the U.S. Securities and Exchange Commission.

(2) Less than 1%.

 * Directors so noted are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's U.S. Co-Adviser. Mr. Rappaport is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the Fund's U.S. Co-Adviser. Mr. Bohen is an interested person because of his affiliation with Oppenheimer & Co., Inc., the parent company of the U.S. Co-Adviser.

     The Fund's Board of Directors held four regular meetings and four special meetings during the fiscal year ended July 31, 1995. Each director, except for Mr. Fernandez (prior to his resignation), attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served. The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Gittleman and Brewster and Dr. Rubio. The Audit Committee met twice during the fiscal year ended July 31, 1995.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that during the fiscal year ended July 31, 1995 its officers and directors complied with all filing requirements applicable to them.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate remuneration paid or accrued for directors not affiliated with Acci Worldwide, S.A. de C.V. (the "Mexican Adviser") or Advantage Advisers, Inc. (the "U.S. Co-Adviser") was US$26,300 during the fiscal period ended July 31, 1995, and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings was US$8,204. The Fund pays each non-affiliated director an annual fee of US$5,000 plus US$700 for each directors' meeting and committee meeting attended in person and $100 for each meeting attended by means of a telephonic conference. The officers and interested directors of the Fund received no compensation from the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to each director during the fiscal year ended July 31, 1995, as well as the total compensation paid by the Fund and other funds advised by the Mexican Adviser or the U.S. Co-Adviser or otherwise affiliated with the Fund to each director.

                                                                                                 TOTAL
                                                     PENSION OR                               COMPENSATION
                                                     RETIREMENT                                FROM FUND
                                  AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL     AND FUND COMPLEX
                                 COMPENSATION     AS PART OF FUND       BENEFITS UPON           PAID TO
   NAME OF PERSON, POSITION       FROM FUND           EXPENSES            RETIREMENT           DIRECTORS
-------------------------------  ------------     ----------------     ----------------     ----------------
Antonio S. Fernandez,
  Director+*...................     $    0               $0                   $0                 $    0
Alan H. Rappaport,
  Director+**..................     $    0               $0                   $0                 $    0
Frederick M. Bohen,
  Director+....................     $    0               $0                   $0                 $    0
Carroll W. Brewster,
  Director.....................     $8,700               $0                   $0                 $8,700
Sol Gittleman, Director........     $8,800               $0                   $0                 $8,800
Dr. Luis Rubio, Director.......     $8,800               $0                   $0                 $8,800

---------------
 + Messrs. Fernandez, Rappaport and Bohen, who are considered "interested persons" of the Fund, did not receive any compensation from the Fund for their services as directors. Mr. Bohen did receive $9,950 from the U.S. Co-Adviser for his services as a director of the Fund.

 * Mr. Fernandez resigned as a director of the Fund effective February 15, 1995.

** Mr. Rappaport was elected as a director of the Fund on February 15, 1995.

                 (2) RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on June 5, 1995, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), recommended the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending July 31, 1996. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

     The Fund's financial statements for the fiscal year ended July 31, 1995 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual report to shareholders and its filings with the U.S. Securities and Exchange Commission.

     The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

                                 MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Oppenheimer & Co., Inc. The Fund has retained PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, DE 19809 to assist in the proxy solicitation. The cost of their services is estimated at US$1,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by November 8, 1995, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to a vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

     Any proposal by a stockholder intended to be presented at the Fund's 1996 Annual Meeting of Stockholders must be received by the Fund, (addressed to The Mexico Equity and Income Fund, Inc., World Financial Center, 200 Liberty Street, New York, New York 10281), not later than May 31, 1996.

                                          By order of the Board of Directors,

                                          ROBERT A. BLUM
                                          Secretary
World Financial Center
200 Liberty Street
New York, New York 10281
September 29, 1995

                   THE MEXICO EQUITY AND INCOME FUND, INC.

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
                 MEETING OF STOCKHOLDERS -- NOVEMBER 8, 1995

     The undersigned stockholder of The Mexico Equity and Income Fund, Inc. (the "Fund") hereby appoints Alan H. Rappaport and Dennis Feeney, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Oppenheimer & Co., Inc., 200 Liberty Street, 39th Floor, New York, New York 10281, on Wednesday,
November 8, 1995, at 11:00 A.M., New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.


PROPOSALS (PLEASE CHECK ONE BOX FOR EACH PROPOSAL.)

1. THE ELECTION OF ALAN H. RAPPAPORT AS A CLASS I DIRECTOR TO SERVE FOR A TERM EXPIRING ON THE DATE ON WHICH THE ANNUAL MEETING OF STOCKHOLDERS IS HELD IN 1997 AND CARROLL W. BREWSTER AND SOL GITTLEMAN AS CLASS II DIRECTORS TO SERVE FOR A TERM EXPIRING ON THE DATE ON WHICH THE ANNUAL MEETING OF STOCKHOLDERS IS HELD IN 1998.

   / / FOR                             / / WITHHOLD AUTHORITY
       all nominees listed below           to vote for all nominees listed below

   NOMINEES: Class I:  Alan H. Rappaport
             Class II: Carroll W. Brewster, Sol Gittleman
   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

   ---------------------------------------------------------------------------

2. THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR ITS FISCAL YEAR ENDING JULY 31, 1996.

   / / FOR     / / AGAINST     / / ABSTAIN

                                (Continued and to be signed on other side.)

(Continued from other side.)

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 SET FORTH IN THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED SEPTEMBER 29, 1995.

                                                 Dated:               ,1995

                                                 --------------------------
                                                         Signature

                                                 --------------------------
                                                 Signature if held jointly

                                                 If shares are held
                                                 jointly, each Shareholder
                                                 named should sign. If only
                                                 one signs, his or her
                                                 signature will be binding.
                                                 If the Shareholder is a
                                                 corporation, the President
                                                 or a Vice President should
                                                 sign in his or her own
                                                 name, indicating title. If
                                                 the Shareholder is a
                                                 partnership, a partner
                                                 should sign in his or her
                                                 own name, indicating that
                                                 he or she is a "Partner".

                      SIGN, DATE AND MAIL YOUR PROXY TODAY